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[LOGO]

CONTACTS:
InterDent, Inc.                        Lippert/Heilshorn & Associates
Michael Fiore                          John Heilshorn (john@lhai.com)
Co-Chairman and CEO                    (212) 838-3777
(310)765-2400                          Lillian Armstrong (lillian@lhai-sf.com)
                                       (415) 433-3777

         INTERDENT, INC. ANNOUNCES RESULTS FOR GENTLE DENTAL SERVICE
              CORPORATION'S FOURTH QUARTER AND 1998 FISCAL YEAR

        COMPANY ALSO ANNOUNCES SUPPLEMENTAL POOLED FINANCIAL RESULTS HIGHLIGHTED BY $50 MILLION IN PATIENT LEVEL REVENUE AND 16.5% FACILITY EBITDA

El Segundo, CA -- March 12, 1999--InterDent, Inc. today announced the results of Gentle Dental Service Corporation's fourth quarter and 1998 fiscal year. As of today, March 12, 1999, Gentle Dental and Dental Care Alliance are wholly-owned subsidiaries of InterDent, Inc.

     During the fourth quarter ended December 31, 1998, Gentle Dental's net revenues increased 171% to $36,380,000 compared to revenues of $13,445,000 for the corresponding period of the previous year. Total patient-level revenue in the fourth quarter of 1998 increased 110% to $36,839,000 from $17,520,000 in the fourth quarter of 1997. Operating income for the fourth quarter of 1998, excluding the merger and restructure costs, was $2,218,000, compared with an operating loss of $421,000 in the fourth quarter of 1997 excluding merger and restructure expenses. Net income attributable to common stock for the fourth quarter of 1998 increased to $953,000 or $0.09 per share compared to a net loss attributable to common stock of $834,000 for the fourth quarter of 1997, with both quarters excluding the merger and restructure expenses.

     For the year ended December 31, 1998, net revenue increased 143% to $105,322,000 from $43,403,000. Operating income excluding merger and restructure costs for the 1998 fiscal year improved to $4,714,000 from an operating loss of $732,000 in 1997. Gentle Dental's 1998 net income excluding merger and restructure costs reached $1,606,000 or $0.17 per share, up from a loss of $2,344,000 or a loss of $0.51 per share for the 1997 fiscal year, excluding restructure and merger costs.

     The operating loss for the fourth quarter of 1998 was $1,188,000 compared to $2,230,000 in the same period in 1997. The net loss attributable to common stock for the fourth quarter of 1998 was $2,453,000 compared to $2,643,000 in the same period of 1997.


                                   - more -

     InterDent, Inc., the combination of Gentle Dental Service Corporation and Dental Care Alliance, Inc., also reported the following Supplemental Pooled Financial data for the new company:

-  Patient-level revenue in the fourth quarter of 1998 was $50 million;

- Facility EBITDA for the fourth quarter was $8.2 million or 16.5% of patient level revenue;

- Corporate EBITDA for the fourth quarter of 1998, excluding the combined companies' merger and restructuring costs, was $5.8 million or 11.6% as a percentage of patient level revenue;

- Excluding the merger and restructuring costs, the combined companies' fourth quarter net income attributable to common stock was $2,140,000 or $0.10 per share; and

- Excluding the merger and restructuring costs, the combined companies' annual net income attributable to common stock was $5,242,000 or $0.25 per share.

     Michael Fiore, Co-Chairman and Chief Executive Officer of InterDent, stated, "This strong financial performance is further evidence of InterDent's
leadership position in the dental management services industry.   We are well
positioned to enhance our leadership through our multifaceted growth strategy, which includes leveraging our investment in operational and administrative infrastructure, implementing the clinical mentoring and training program under the direction of Dr. Steve Matzkin, pursuing targeted acquisitions in attractive new markets as well as existing markets, and designing an innovative approach to expanding our business through the Internet. This rigorous approach is, in our belief, the best means of pursuing improving long-term financial performance in this exciting industry."

     "Gentle Dental's contribution to this equation is apparent in our strong fourth quarter results. We are consistently achieving same store growth of 10% each quarter, resulting in same store growth for the 1998 fiscal year of just over 10%. Our performance is a result of our operational strategies, as well as the contributions of sound acquisitions," Fiore concluded.

     Gentle Dental incurred merger and restructuring costs during the fourth quarter of 1998 in the amount of $3,406,000 associated with its merger with Dental Care Alliance to form InterDent, Inc.. During the fourth quarter of 1997, Gentle Dental incurred merger and restructuring costs in the amount of $1,809,000 associated with its November 1997 merger with GMS Dental Group, Inc.

                                   - more -

     Including the merger and restructuring costs in both cases, Gentle Dental's 1998 fourth quarter net loss attributable to common stock was $2,453,000 or a loss of $0.29 per share compared to a 1997 fourth quarter net loss of $2,643,000 or a loss of $0.41 per share. Including the above mentioned merger and restructuring costs in both periods, the net loss attributable to common stock for the 1998 fiscal year was $1,822,000 or a loss of $0.23 per share compared to a net loss of $4,153,000 or a loss of $0.91 per share for the 1997 fiscal year.

     InterDent expects to record approximately $4.3 million in merger-related expenses during first quarter of fiscal 1999 and $2.0 million over the remainder of 1999. These expenses consist of merger transactions costs, severance costs, and integration expenses.

     At December 31, 1998 Gentle Dental managed 102 practices with annualized net patient revenues under management in excess of $156 million.

     For further information on InterDent, please refer to today's press release entitled, "InterDent Announces Results for Dental Care Alliance's Fourth Quarter and 1998 Fiscal Year" and "InterDent, Inc. Adds Seven Dental Practices in Detroit, Michigan."

     InterDent is the largest provider of dental management services in the
US.   The company provides dental management services to 183 locations in
California, Oregon, Washington, Idaho, Nevada, Hawaii, Florida, Georgia, Michigan, Pennsylvania and Indiana. As of March 12, 1999, InterDent has practices with over $210 million in annualized net patient revenues under
management.    The company is continuing to expand by building a fully
integrated support environment utilizing advanced information technologies to enable dental professionals to provide patients with high quality, comprehensive, convenient and cost effective care.

This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. The forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Those risks and uncertainties include InterDent's ability to close and absorb future acquisitions, the economic climate in the Company's service areas, potential changes in government regulation and in the dental insurance industry, actions by competitors, and other factors disclosed in the Company's filings with the Securities and Exchange Commission. The forward-looking statements should be considered in light of these risks and uncertainties.


                                 (Tables Follow)

                         GENTLE DENTAL SERVICE CORPORATION
                                   BALANCE SHEETS
                           AS OF DECEMBER 31, 1997 AND 1998
                                     (unaudited)

(IN THOUSANDS, EXCEPT SHARE DATA)
                                                                                                       DECEMBER       DECEMBER
                                                                                                         1997           1998
                                                                                                         ----           ----
Current Assets
       Cash and equivalents                                                                            $   302       $  1,155
       Accounts receivable, net of allowances                                                            6,331         10,555
       Receivable from affiliate                                                                         1,731            204
       Supplies                                                                                          1,109          2,542
       Prepaid expenses and other current assets                                                         1,726          2,748
                                                                                                       -------       --------
       Total current assets                                                                             11,199         17,204

Property and equipment, net                                                                             10,084         15,779
Intangible assets, net                                                                                  22,843         87,647
Other assets                                                                                               282          2,808
                                                                                                       -------       --------
Total Assets                                                                                           $44,408       $123,438
                                                                                                       -------       --------
                                                                                                       -------       --------
Current Liabilities
       Accounts payable                                                                                $ 2,452       $  3,755
       Accrued payroll and payroll related costs                                                         2,084          4,509
       Other current liabilities                                                                         3,174          9,317
       Current portion of long-term debt and capital lease obligations                                     651          3,458
                                                                                                       -------       --------
       Total current liabilities                                                                         8,361         21,039

Long term liabilities

       Long-term debt, net of current portion                                                           13,842         58,225
       Obligations under capital leases, net of current portion                                            581            814
       Other long-term liabilities                                                                         115            136
                                                                                                       -------       --------
       Total long-term liabilities                                                                      14,538         59,175
                                                                                                       -------       --------
       Total liabilities                                                                                22,899         80,214

Redeemable common stock, no par value, 183,686 shares in 1997 and                                        2,130          2,102
       180,712 shares in 1998, respectively

Shareholders' Equity:
    Preferred stock, 30,000,000 shares authorized:
       Preferred stock - Series A, no par value, 100 shares authorized and outstanding                       -              1
       Preferred stock - Series B, no par value, 70,000 shares authorized, zero
       outstanding                                                                                           -              -
       Convertible preferred stock - Series C, no par value, 100 shares authorized and
       outstanding                                                                                           -              1
       Convertible preferred stock - Series D, no par value, 2,000,000 shares authorized,                    -         12,089
          1,628,663 shares outstanding
       Common stock, no par value, 50,000,000 shares authorized,                                        21,784         32,481
          7,530,781 and 8,842,334 shares issued and outstanding in 1997 and 1998, respectively
       Additional paid-in capital                                                                        3,165          3,961
       Shareholder notes receivable                                                                       (304)          (323)
       Retained deficit                                                                                 (5,266)        (7,088)
                                                                                                       -------       --------
         Total shareholders' equity                                                                     19,379         41,122
                                                                                                       -------       --------
         Total liabilities, redeemable common stock,  & shareholders' equity                           $44,408       $123,438
                                                                                                       -------       --------
                                                                                                       -------       --------

                         GENTLE DENTAL SERVICE CORPORATION
                              STATEMENTS OF OPERATIONS
                                     (unaudited)

(IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                    Year Ended Dec.  31,         Quarter Ended Dec.  31,
                                                                     1998           1997           1998            1997
                                                                     ----           ----           ----            ----
Dental group net patient service revenue                           $103,136        $29,327        $35,602        $ 9,517
Support services revenue                                              2,186         14,076            778          3,928
                                                                   --------        -------        -------        -------
Net revenues                                                        105,322         43,403         36,380         13,445
                                                                   --------        -------        -------        -------
       Costs and expenses
       Clinical salaries and benefits                                46,886         13,701         16,124          4,455
       Practice nonclinical salaries and benefits                    14,914          8,177          4,886          2,413
       Dental supplies and lab expenses                              12,126          6,271          4,126          1,726
       Practice occupancy expenses                                    5,573          3,527          1,759          1,132
       Practice selling, general and administrative expenses         10,359          4,912          3,925          1,743
       Corporate selling, general and administrative expenses         6,356          5,700          1,825          1,832
       Corporate restructure and merger costs                         3,406          1,809          3,406          1,809
       Depreciation and amortization                                  4,394          1,847          1,517            565
                                                                   --------        -------        -------        -------
                              Total operating expenses              104,014         45,944         37,568         15,675
                                                                   --------        -------        -------        -------
                             Operating income (loss)                  1,308         (2,541)        (1,188)        (2,230)
                                                                   --------        -------        -------        -------
Nonoperating income (expense)
       Interest expense, net                                         (3,047)          (653)        (1,227)          (291)
       Other expense, net                                               (14)           (74)            (3)           (93)
                                                                   --------        -------        -------        -------
                             Nonoperating expense, net               (3,061)          (727)        (1,230)          (384)
                                                                   --------        -------        -------        -------
Loss before income taxes                                             (1,753)        (3,268)        (2,418)        (2,614)

Provision (benefit) for income taxes                                     47            (81)            28            (81)
                                                                   --------        -------        -------        -------
Net loss                                                             (1,800)        (3,187)        (2,446)        (2,533)
                                                                   --------        -------        -------        -------
Dividends on redeemable convertible preferred stock - series B          -             (932)           -             (103)
Accretion of redeemable common stock                                    (22)           (34)            (7)            (7)
                                                                   --------        -------        -------        -------
       Net loss attributable to common stock                       $ (1,822)       $(4,153)       $(2,453)       $(2,643)
                                                                   --------        -------        -------        -------
                                                                   --------        -------        -------        -------
       Weighted shares outstanding - basic and diluted                7,832          4,559          8,484          6,424
                                                                   --------        -------        -------        -------
                                                                   --------        -------        -------        -------
       Loss per share attributed to common stock - basic and
       diluted                                                     $  (0.23)       $ (0.91)       $ (0.29)       $ (0.41)
                                                                   --------        -------        -------        -------
                                                                   --------        -------        -------        -------

DENTAL CARE ALLIANCE, INC.
FINANCIAL HIGHLIGHTS (Unaudited)

                                                                       Quarter Ended                 Year Ended
                                                                        December 31,                 December 31,
                                                                    1998           1997           1998           1997
------------------------------------------------------------------------------------------------------------------------
Management fees. . . . . . . . . . . . . . . . . . . . . . .     $8,979,224     $2,895,437    $28,641,030     $7,588,193
Consulting and licensing fees, net . . . . . . . . . . . . .        230,046         74,601        695,361        290,885
------------------------------------------------------------------------------------------------------------------------
  Total revenues . . . . . . . . . . . . . . . . . . . . . .      9,209,270      2,970,038     29,336,391      7,879,078
Staff salaries and benefits. . . . . . . . . . . . . . . . .      2,566,245        727,051      8,015,757      2,021,497
Dental supplies. . . . . . . . . . . . . . . . . . . . . . .        645,910        259,129     2,039,687         650,444
Lab fees . . . . . . . . . . . . . . . . . . . . . . . . . .        925,452        343,414      3,101,909        971,024
Marketing .. . . . . . . . . . . . . . . . . . . . . . . . .        393,633        151,488      1,127,906        414,519
Occupancy costs. . . . . . . . . . . . . . . . . . . . . . .      1,117,964        383,161      3,310,787        998,141
Other  . . . . . . . . . . . . . . . . . . . . . . . . . . .        542,922        266,009      1,931,947        851,631
------------------------------------------------------------------------------------------------------------------------
  Total managed dental . . . . . . . . . . . . . . . . . . .
    center expenses  . . . . . . . . . . . . . . . . . . . .      6,192,126      2,130,252     19,527,993      5,907,256
------------------------------------------------------------------------------------------------------------------------
General and administration . . . . . . . . . . . . . . . . .        932,786        516,870      3,472,675      1,387,452
Depreciation and amortization  . . . . . . . . . . . . . . .        363,819         76,619      1,062,646        163,681
Corporate restructure and merger costs . . . . . . . . . . .        587,950             --        587,950             --
------------------------------------------------------------------------------------------------------------------------
                                                                  1,884,555        593,489      5,123,271     1,551,133
------------------------------------------------------------------------------------------------------------------------
  Operating income . . . . . . . . . . . . . . . . . . . . .      1,132,589        246,297      4,685,127        420,689
Interest income  . . . . . . . . . . . . . . . . . . . . . .        206,328        249,604        871,727        314,710
Interest expense ... . . . . . . . . . . . . . . . . . . . .        (80,278)       (31,845)      (231,746)       (51,142)
------------------------------------------------------------------------------------------------------------------------
                                                                    126,050        217,759        639,981        263,568
------------------------------------------------------------------------------------------------------------------------
Income before income taxes . . . . . . . . . . . . . . . . .      1,258,639        464,056      5,325,108        684,257
Income taxes . . . . . . . . . . . . . . . . . . . . . . . .        659,715        179,010      2,227,306        263,952
------------------------------------------------------------------------------------------------------------------------
  Net income . . . . . . . . . . . . . . . . . . . . . . . .       $598,924       $285,046    $ 3,097,802       $420,305
------------------------------------------------------------------------------------------------------------------------
 Adjustment to redemption value of
  common and preferred securities... . . . . . . . . . . . .             --             --             --        (10,500)
Cumulative preferred stock dividend... . . . . . . . . . . .             --        (10,000)            --       (100,000)
------------------------------------------------------------------------------------------------------------------------
  Net income applicable
  to common shares . . . . . . . . . . . . . . . . . . . . .     $  598,924       $275,046   $ 3,097,802       $ 309,805
------------------------------------------------------------------------------------------------------------------------
 Weighted average common
  shares outstanding:
  Basic .... . . . . . . . . . . . . . . . . . . . . . . . .         $ 0.09         $ 0.05        $  0.44          $0.07
  Diluted  . . . . . . . . . . . . . . . . . . . . . . . . .         $ 0.08         $ 0.05        $  0.44          $0.07
Net income per common share:
  Basic .. . . . . . . . . . . . . . . . . . . . . . . . . .      7,031,107      5,919,350      6,996,842      4,610,331
  Diluted ..   . . . . . . . . . . . . . . . . . . . . . . .      7,079,413      6,006,828      7,080,755      4,697,809


                                   INTERDENT, INC
                    SUPPLEMENTAL POOLED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED DECEMBER 31, 1998
                                     (unaudited)


(IN THOUSANDS, EXCEPT PER SHARE DATA)
                                                         1ST QTR 98     2ND QTR 98     3RD QTR 98     4TH QTR 98     ANNUAL 1998
Dental practice net patient revenue                        $17,859        $20,644        $29,031        $35,602       $103,136
NET MANAGEMENT FEES/OTHER REVENUE                            5,417          7,615          8,503          9,987         31,522
                                                         ---------------------------------------------------------------------
TOTAL NET REVENUE                                           23,276         28,259         37,534         45,589        134,658

Clinical salaries and benefits                               8,824         10,501         14,162         17,407         50,894
Practice nonclinical salaries and benefits                   3,505          4,269          5,371          6,273         19,418
Dental supplies and lab expenses                             3,048          3,643          4,879          5,697         17,267
Practice occupancy expenses                                  1,608          1,932          2,467          2,877          8,884
Practice selling, general and administrative expenses        2,606          2,844          3,683          5,101         14,234
Corporate selling, general and administrative expenses       1,797          1,989          2,387          2,440          8,613
Corporate restructure and merger costs                           -              -              -          3,994          3,994
Depreciation and amortization                                  830          1,101          1,575          1,855          5,361
                                                         ---------------------------------------------------------------------
Total operating expenses                                    22,218         26,279         34,524         45,644        128,665
                                                         ---------------------------------------------------------------------
Operating income (loss)                                      1,058          1,980          3,010            (55)         5,993

Interest expense/(income)                                      192            458            656          1,101          2,407
Other expense/(income)                                          18            (11)             4              3             14
                                                         ---------------------------------------------------------------------
  Income (loss) BEFORE INCOME TAXES                            848          1,533          2,350         (1,159)         3,572

Income Taxes                                                   322            593            699            688          2,302
                                                         ---------------------------------------------------------------------
  Net Income (loss)                                            526            940          1,651         (1,847)         1,270

Accretion of common stock                                        7              5              3              7             22
                                                               -                -              -              -
                                                         ---------------------------------------------------------------------
Net (loss) income attributable to common stock                 519            935          1,648         (1,854)         1,248
                                                         ---------------------------------------------------------------------
                                                         ---------------------------------------------------------------------
Equivalent common shares                                    20,417         21,253         22,589         22,343         21,222

Diluted earnings per share                                    0.03           0.04           0.07          (0.08)          0.06



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